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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION


                                 CURRENT REPORT

                             PURSUANT TO SECTION 14C
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 20, 2003

                       Worldwide Holdings Delaware, Corp.

             (Exact name of registrant as specified in its charter)

         (State or other jurisdiction of incorporation or organization)

                                   Delaware
       298159N                                          87-0453832
    --------------                          ------------------------------------
    (CUSIP Number)                          (IRS Employer Identification Number)

                          c/o Martin Wozniak, President
                            2121 Army Trail Rd., #105
                                Addison, IL 60101
                    (Address of principal executive offices)

                                 (630) 705-1696
              (Registrant's telephone number, including area code)


                        WE ARE NOT ASKING YOU FOR A PROXY
                                       AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY


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Check the appropriate box:
[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14c-5(d)(2)
[ ] Definitive Information Statement



                               -------------------
                       WORLDWIDE HOLDINGS DELAWARE, CORP.



                (Name of Registrant as Specified in its Charter)
                              --------------------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
         4) Proposed maximum aggregate value of transaction: 0
         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1) Amount Previously Paid:
          2) Form, Schedule or Registration No.:
          3) Filing Party:
          4) Date Filed


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                        WORLDWIDE HOLDINGS DELAWARE, CORP
                          c/o Martin Wozniak, President
                            2121 Army Trail Rd., #105
                                Addison, IL 60101



                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                        to be taken on December 22, 2003

To the Stockholders of Worldwide Holdings Delaware, Corp.:

Notice is hereby given that The Company proposes that it conduct a 1 for 25,000 reverse-split of its common stock, such that every current shareholder of the Company's common stock shall be issued one share of the Company's $0.001 common voting stock in exchange for every 25,000 shares of the Company's $0.001 common voting stock held as of the record date, with fractional shares being rounded up to the next whole share. The number of authorized shares would remain the same (10,000,000,000). The reverse-split will occur on or after December 22, 2003 pursuant to action taken by a majority of shareholders on December 22, 2003.

 Onlystockholders of record at the close of business on November 20, 2003 shall be given Notice of the Action by Written Consent. The Company will not solicit proxies.



                                            By Order of the Board of Directors


                                                      /s/ Martin Wozniak
                                                      --------------------
                                                      Martin Wozniak, President



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This information statement is being furnished to all holders of the common stock of Worldwide Holdings Delaware, Inc. , a Delaware corporation ("Worldwide")in connection with the Proposed Action by Written Consent to effect a one (1) for twenty-five thousand (25,000) reverse-split of the $0.001 par value common stock of Worldwide for all shareholders of record on November 20, 2003, with fractional shares being rounded up to the next whole share.

                                     ITEM 1.

                              INFORMATION STATEMENT


This information statement is being furnished to all holders of the common stock of Worldwide, in connection with the resolutions of the Board of Directors of Worldwide providing for approval of a one (1) for twenty-five Thousand (25,000) reverse-split of the 0.001 par value common stock of Worldwide for all shareholders of record on November 20, 2003, with fractional shares being rounded up to the next whole share. This action is being taken to provide a higher per share trading value of the Company's publicly traded shares, to provide additional authorized but unissued shares of the Company's common stock for future use by the Company Board of Directors to conduct the affairs of the Company, and to facilitate the business operations of the Company.

The Board of Directors and a person owning the majority of the outstanding voting securities of Worldwide have unanimously adopted, ratified and approved resolutions to effect the reverse-split. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The reverse-split will be filed and become effective on December 22, 2003.

The Form 10-QSB filed by Worldwide with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. Worldwide is not presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                        DISSENTEER'S RIGHTS OF APPRAISAL

The General Corporation Law of the State of Delaware ("the Delaware Law") does not provide for dissenter's rights of appraisal in connection with the reverse-split.


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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on November 20, 2003 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had outstanding 1,219,644,662 shares of $0.001 par value common stock. One shareholder holds a controlling interest of seventy six and 7/10th's (76.662%) shares of the $0.001 par value common stock of the Company as of the record date, representing more than a majority of the company's outstanding common stock. The shareholder, Martin H. Wozniak has consented to the action required to effect the proposed amendment to the Company's Articles of Incorporation. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.

                   SECURITY OWNERSHIP OF EXECUTIVE OFFICERS,
                    DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of November 20, 2003 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and
(iii) all Directors and Executive Officers as a group:


Title of Class    Name and Address of Beneficial    Amount and nature of           Percent of Class
                             Ownership              Beneficial Ownership


   Common              Martin H. Wozniak                   935,000,000                    76.662%
   Stock               2110 North Avenue
                       Waukegan, IL  60087

                       Assen Mitsev                         90,000,000                     7.379%


As of November 20, 2003, the Company had 1,219,644,662 shares of its common voting stock issued and outstanding.

                           VOTE REQUIRED FOR APPROVAL

Section 228 of the Delaware corporation laws provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power. The Shareholders of Worldwide owning a majority in excess of 50% of Worldwide's issued and outstanding common stock, have executed and approved the Shareholders' Consent Letter authorizing the replacement of Worldwide's current Board of Directors and executive officers (See the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendment.

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The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on November 20, 2003 the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed amendment to Worldwide's Articles of Incorporation.


                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to Worldwide's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning Worldwide , including its Form 10-SB initial registration statement and quarterly reports on Form 10-QSB for the past two quarters, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.


Dated: November 20, 2003

                                            By Order of the Board of Directors



                                            /Martin H. Wozniak/
                                            -----------------------------------
                                            Martin H. Wozniak, President




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